UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 8, 2002


                        ADVANCED MARKETING SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
             -------------------------------------------------------
                 (State or other jurisdiction of incorporation)

           0-16002                                    95-3768341
 ------------------------------           -------------------------------------
    (Commission File Number)                 (IRS Employer Identification No.)


                 5880 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 457-2500


                                       NA
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 27, 2002, Advanced Marketing Services, Inc. ("AMS") determined to dismiss its independent auditors, Arthur Andersen LLP and on April 3, 2002, AMS filed a Current Report on Form 8-K with regard thereto. AMS provided Arthur Andersen LLP with a copy of the Form 8-K and requested that Arthur Andersen LLP furnish a letter addressed to the SEC stating whether it agreed with the statements made by AMS in response to items 304(a) of Regulation S-K. A copy of the letter of Arthur Andersen LLP, dated April 3, 2002, is filed as Exhibit 16.1 to this Form 8-K.

         On April 8, 2002, AMS engaged the services of Deloitte & Touche LLP as its new independent auditors. The Audit Committee recommended Deloitte & Touche to be the new auditors and the Board of Directors approved the recommendation. Deloitte & Touche LLP will audit the financial statements of AMS for the fiscal year ended March 31, 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         EXHIBIT NUMBER        DESCRIPTION

         16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ADVANCED MARKETING SERVICES, INC.
                                      (Registrant)


          APRIL 8, 2002               By:  /S/ EDWARD J. LEONARD
        -----------------                -----------------------------------
             Date                          Edward J. Leonard,
                                           Executive Vice President,
                                           Chief Financial Officer and Secretary





                                  EXHIBIT INDEX
                                  -------------



        EXHIBIT NO.                                  EXHIBIT
        -----------                                  -------

           16.1 Letter from Arthur Andersen LLP regarding change in certifying accountant.